2014 BancAnalysts Association of Boston Conference ©2014 DISCOVER FINANCIAL SERVICES Mark Graf EVP & Chief Financial Officer November 7, 2014 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see
"Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and
Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2013 and "Management’s Discussion and Analysis of Financial
Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014,
June 30, 2014 and September 30, 2014, which are available on the Company’s website and the SEC’s website. The Company does not undertake to update or revise forward-looking statements as more information becomes available.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover Cashback Checking
Discover it
®
, Discover
®
Network and Diners Club International
®
. All other trademarks, trade names and service marks included in this  presentation are the property of their respective owners.
Throughout these materials, direct-to-consumer deposits are referred to as DTC deposits.  DTC deposits include deposit products that we offer to customers through direct marketing, internet origination and affinity relationships.  DTC deposits include certificates of deposits, money market accounts, online savings and checking accounts, and IRA certificates of deposit.
SM
,

Positioning to be the leading direct bank
U.S. Card
Issuing
• $54Bn in card receivables
• Leading cash rewards
program
• 1 in 4 U.S. households
Deposits and
Lending
• $29Bn direct-to-consumer
deposits
• $13Bn personal loans and
private student loans
• $2.5Bn home loan
originations
• Home equity installment
loans
Direct Banking Strategy
• Discover to become the leading direct
bank by leveraging our unique assets
and capabilities to grow credit card
market share and pursue other high-
return direct consumer banking
opportunities in the U.S.
Direct Banking Segment
(97% of DFS Pre-Tax Profit)
Note(s): Balances as of September 30, 2014; direct mortgage originations and pre-tax profit based on the trailing four quarters ending 3Q14
Consumer Strategic Shift
Today: "My favorite credit card”
Near Term: “My favorite provider of credit
cards and other financial services”
Ultimately: "My bank"

$14
$12
$10
$8
$6
$4
$2
$0
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
U.S. Deposits ($Tr)
Fed Funds Rate (%)

DISCOVER

Discover Milestones:
U.S. Deposit Growth vs. Fed Funds Rate
Today - uncharted environment
Source: Federal Reserve Board Flow of Funds and Fed Funds rate reported annually
$28Bn
DTC
(1)
$13Bn
DTC
(1)
DFS
Spin
Note(s):
1. Direct-to-consumer deposits (DTC); see Notice for complete definition

Deposits strategy – Great service and good pricing
• Segment: Savvy, value-oriented consumers
• Value Proposition
Outstanding service and convenience
Consistently good rates
• Execution Path
Expand product breadth with distinctive offerings over time
Enhance product features and functionality
Integrate brands across platforms to drive cross-sell

2013 Efficiency Ratio
Preference for direct channels has grown among
consumers
Preferred Banking Channel
Source: American Bankers Association Survey 2014
Branch
Preference
2008:  34%
2014:  21%
Source: SNL
Note(s):
1. Total operating expenses divided by revenue net of interest expense
2. Bank holding companies participating in the 2014 Comprehensive Capital Analysis and Review (CCAR); excludes Discover
(1)
Internet,
31%
Mobile,
10%
Branch,
21%
ATM,
14%
Phone,
7%
Mail, 6%
NA, 11%

Funding asset growth with deposits
Direct-to-Consumer
Deposits ($Bn)
(1)
Funding Mix
(1)
Note(s):
1. Includes affinity deposits
Senior Bank Notes ABS and Other
Brokered Deposits Direct Deposits
$3
$7
$13
$21
$27
$28
$28
$29
2007 2008 2009 2010 2011 2012 2013 3Q14

1.70%
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
$12
$10
$8
$6
$4
$2
$0
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Discover Savings Balances ($Bn)
Top Direct Bank Rates
Discover Savings

DISCOVER

Pricing to balance growth and stability of book
Discover Savings Rate vs. Top Direct Bank Rates
(1)
Note(s):
1. Data set through August 2014; Top Direct Bank Rates reflects monthly average of top three rates posted online weekly by banks without a traditional branch network
Source: Internal data & Informa Research Services
(1)

Optimizing product mix to manage rate sensitivity
Indeterminate Balances Acquired at
10%+ Above Competitor Rates
(1,2)
Indeterminate Balances as a % of
Deposits Portfolio
(1)
(3)
(3)
Note(s):
1.     Indeterminate Balances defined as savings and money market balances
2. Competitor Rates reflects monthly average of rates posted online by peer banks, which include banks without a traditional branch network
3. 2014 YTD is as of 9/30/2014
48%
49%
54%
57%
2011 2012 2013 2014 YTD
39%
39%
33%
30%
2011 2012 2013 2014 YTD

Optimizing customer mix to manage rate sensitivity
Note(s):
1.2014 YTD is as of 9/30/2014
Deposits from
Card or Affinity Customers
(% of Total)
New Deposit Accounts Opened by
Card or Affinity Customers
(% of Total)
(1)
(1)
66%
69%
78%
84%
2011 2012 2013 2014 YTD
54%
56%
60%
62%
2011 2012 2013 2014 YTD

Positive trends in depositor behavior
DTC Balances by Life of
Relationship
CD Retention Rates
(1)
$21Bn
$29Bn
(2)
Note(s):
1.     CD retention rates based on direct-to-consumer CDs; excludes brokered CDs
2. 2014 YTD is as of 9/30/2014
(2)
78%
82%
2010 2014 YTD
9%
44%
16%
33%
75%
23%
2010 2014 YTD
Less than 2 Years
2 to 4 Years
Over 4 Years

Our beta will be higher than a “traditional” bank but
not “1”
DFS vs. Traditional Bank Illustrative Betas
(1)
• Similar to “traditional” bank, strong
synergy between right and left hand
side of balance sheet
62% of current accounts have a loan
product relationship with DFS
78% of new accounts have a loan
product relationship with DFS
• Different from “traditional” bank…
Checking deposits are still relatively
small (<1% of DFS funding)
Funding stack relies on ABS, DTC
and Brokered Deposits
Note(s):
1. Defined as the ratio of expected change in deposit pricing relative to Fed increases in short term interest rates
0.0
0.5
1.0
Traditional
Bank Deposit
Pricing
Discover DTC
Deposit
Pricing
Brokered CD
Pricing

DISCOVER
Welcome, Mr. Webb
J.L. WEBB
123 YOUR STREET
YOUR CITY, STATE 09009
PAY TO
THE ORDER OF
DISCOVER
MEMO
DISCOVER
CASHBACK
CHECKING
6011 0000 0000 0000
00/00
J L WEBB
Debit

DISCOVER

• Achieves cost of funds benefit in a
rising rate environment
• Deepens customer relationships
given transactional nature of product
• Delivers richer product features and
better value given lower direct
banking cost structure
• Leverages Discover and PULSE
networks
Establish core banking presence and lower long term cost
of funds with checking product
Strategic Rationale
Note(s): Checking product currently limited to existing deposit and card customers; Broad market launch expected in 2015

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DISCOVER

14 Strong digital presence with great customer service is key

Summary
• Utilizing all current funding channels
• Focusing on funding that is favorable in terms of cost, beta, liquidity and term
• Committed to DTC funding channel as a large percentage of funding mix
• Focusing on product mix and customer retention to prepare for rising rate environment